SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  December 15, 1999

(Date of earliest event reported)

Commission File No.:   333-62911-03

Morgan Stanley Capital I, Inc.
Commercial Mortgage Pass-Through Certificates
Series 1999-WF1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2156974    52-2156976
52-2156975
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 15, 1999 a distribution was made to holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates
Series 1999-WF1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 1999-WF1, relating to the
               December 15, 1999 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Morgan Stanley Capital I, Inc.
                 Commercial Mortgage Pass-Through Certificates
                                Series 1999-WF1


              By:   Norwest Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: December 28, 1999


                                 INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders Commercial Mortgage
               Pass-Through Certificates, Series 1999-WF1 Trust, relating to the December 15, 1999 distribution